BANK BORROWINGS	12 Months Ended
Dec. 31, 2021
BANK BORROWINGS
BANK BORROWINGS

NOTE 5 - BANK BORROWINGS

	2021	2020

Short-term bank borrowings	193,184	347,436

	193,184	347,436

As of 31 December 2021, supplier and merchant financing loans make up TRY92,167 thousand of the short-term bank borrowings (2020: supplier and merchant financing loans make up TRY39,091 thousand of the short-term bank borrowings).

All bank borrowings are denominated in Turkish Lira. As of 31 December 2021, the average annual effective interest rate for bank borrowings is 23.25% and the average annual effective interest rate for supplier and merchant financing loans is 25.19% (2020: 19.89% for bank borrowings and 19.10% for supplier and merchant financing loans.

The Group’s bank borrowings comprise fixed interest rate loans.

The movement schedule of the Group’s bank borrowings is disclosed in Note 24.